UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You invested in Canopy Growth Corporation and it’s time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Friday, September 26, 2025. *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number G-R9 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to September 12, 2025. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-877-907-7643 or (3) send an email to proxy.request@broadridge.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Friday, September 26, 2025 1:00 pm EDT www.virtualshareholdermeeting.com/WEED2025 Your Vote Counts! Canopy Growth Corporation 2025 Annual General and Special Meeting Vote by September 23, 2025 1:00 PM EDT 1 OF 2 S91970−81 010 E: C S:3 E:2 1/1 M A:A V: 1 RETURN ADDRESS 123 ANY STREET ANY CITY/PROVINCE A1A 1A1 JOHN A. SAMPLE 123 ANY STREET ANYCITY PR A1A 1A1 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX COMPANY LOGO 1 OF 2 S91970−81 010 E: C S:3 E:2 1/1 M A:A V: 1 SEC BC Registered Non Vote Dir Template 1234 5678 9102 3456

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. E Control # 2. To re-appoint PKF O'Connor Davies LLP as the auditor and independent registered public accounting firm of Canopy Growth Corporation (the "Company") for the for the fiscal year ending March 31, 2026 and to authorize the Board or any responsible committee thereof to fix their remuneration. 4. To adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s named executive officers, as described in the proxy statement. For For For You are receiving this communication to advise you that the company is using notice-and-access to deliver proxy materials to its shareholders for the above noted meeting instead of sending you paper copies of the proxy materials. In addition to the options to vote on the reverse side, you can vote by mail by requesting a paper copy of the voting materials using the instructions on the reverse side, which will include a voting instruction form. The proxy statement and other relevant proxy materials are available at: http://www.canopygrowth.com/investors/investor-events/annual-general-and-special-meeting-2025 and under Canopy Growth Corporation’s SEDAR+ profile at www.sedarplus.ca. PLEASE VIEW THE PROXY STATEMENT AND OTHER RELEVANT PROXY MATERIALS PRIOR TO VOTING. Shareholders with questions about notice-and-access can contact Broadridge by calling 1-844-916-0609. Modern Slavery Report Shareholders may access our modern slavery report for the 2024 calendar year, which is being prepared pursuant to the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada), at: https://www.canopygrowth.com/investors/governance/modern-slavery-report/ 3. To consider and, if deemed advisable, to pass, with or without variation, a special resolution approving the amendment to the articles of the Company to provide that: (i) the authorized capital of the Company be altered by consolidating all of the issued and outstanding common shares ("Shares") and exchangeable shares on the basis of a ratio to be determined by the Board, in its sole discretion, within a range of one post-consolidation share for every five to 15 outstanding pre-consolidation shares, at anytime prior to September 26, 2026, with the exact ratio to be set at a whole number within this range by the Board in its sole discretion and applicable for both the Shares and exchangeable shares; and (ii) any fractional shares arising from the consolidation will be deemed to have been tendered by its registered owner to the Company for cancellation for no consideration. Vote Recommendation Voting Items Election of Board of Directors Nominees: 1A. Election of Director: David Lazzarato 1B. Election of Director: Theresa Yanofsky 1C. Election of Director: Luc Mongeau 1D. Election of Director: Shan Atkins 1E. Election of Director: Joe Bayern For For For For For SHARE CLASSES REPRESENTED FOR VOTING CANOPY GROWTH CORPORATION - COMMON 123456789.1234 1.00000 322,224 148,294 1234 5678 9012 3456